Investor Presentation Q1 2021 Steven E. Shelton President & CEO Thomas A. Sa SEVP, CFO & COO Exhibit 99.2

Forward-Looking Statements During the course of the presentation and any transcript that may result, written or otherwise, California BanCorp (the “Company”) may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks. Although the Company may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. The Company undertakes no obligation to release publicly the results of any revisions to the forward-looking statements included herein to reflect events or circumstances after today, or to reflect the occurrence of unanticipated events. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Overview of California Bancorp Established in 2007 as a relationship focused commercial business bank serving Northern California with $1.9 billion in assets and market cap of ~$146 million(1) Majority of executive management joined the bank at inception Significant commercial core deposit base Primary relationship managers with average banking experience of over 25 years and average loan books of $45 million Positioned to leverage recent investments to enhance our platform and extend our markets Based on CALB’s stock price of $17.81 as of 3/31/2021 Company Overview Financial Snapshot – 3/31/21 Focused Regional Office Footprint Walnut Creek Headquarters/Regional Office in Oakland Regional Offices in San Jose, Walnut Creek and Sacramento Branch services in Walnut Creek and San Jose

Investment Highlights Branch light, commercial focused business bank with strong middle market relationships throughout Northern California Experienced management team and seasoned C&I relationship teams with strong ties to the local markets Proven organic and acquisitive growth story Quality core deposit franchise and commercial relationship strategy Disciplined underwriting standards with best-in-class asset quality metrics Strong earnings outlook as efficiencies from investments are realized 4 3

1st Quarter 2021 Highlights 4 3 Strong Loan and Deposit Growth Gross loans increased $101 million, or 7%, from Q4 2020 to total $1.47 billion Core loans (ex. PPP loans) increased $54 million, or 5%, to $1.12 billion Total deposits increased $98 million, or 6%, to $1.63 billion Net Interest Income and Net Interest Margin Increase Net interest income of $13.3 million, an increase of $0.6 million, or 4%, from Q4 2020 NIM expanded to 2.94% from 2.66% in Q4 2020 Average loan yield of 4.18% increased 4bps from Q4 2020 Cost of total deposits of 0.30% decreased 6bps from Q4 2020 Expense Control Contributes to Positive Operating Leverage Non-interest expense, excluding capitalized loan origination costs, of $11.6 million remained consistent with Q4 2020 Efficiency ratio declined to 70.70% from 76.15% in Q4 2020 Continued Strong Asset Quality Non-performing assets to total assets of 0.01% Net loan recoveries of $166,000, or 0.01% of gross loans Provision for credit losses decreased to $300,000 from $700,000 for Q4 2020 Balance Sheet Growth and Increasing Operating Leverage Driving Improved Profitability Net income of $2.8 million, up from $1.8 million in Q4 2020 EPS of $0.34, up from $0.22 in Q4 2020 ROA of 0.59%, up from 0.36% in Q4 2020

Branch Light, Commercial Focused Business Bank

Business Model Overview

- Middle market commercial banking focus
  - Privately owned companies with $30 million - $300 million in annual revenue
  - Clients with minimum lending relationships of $2 million or $1 million in deposits
- Portfolio managed over the long term to ~40% C&I loans and ~40% non-interest bearing deposits
- Investing in other asset generating business lines
  - Asset-Based Lending division established in July 2011
  - Practice Acquisition division established in March 2011
  - Construction division established December 2015
  - Sponsor Finance division established in February 2020
- Strong core commercial deposit generation strategy
  - Utilize technology with minimal branches
  - Provide commercial cash management services to middle market clients
  - Dedicated treasury management sales team and platform

Impressive Loan Growth



2015 – 1Q21 CAGR
Total gross loans = 22.0%
Gross loans (ex. PPP) = 15.7%
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$518
$628
$733
$847
$950
$1,369
$1,063
$1,470
$1,117
2015
2016
2017
2018
2019
2020
1Q21
Gross loans (ex. PPP)
PPP Loans

Strong Deposit Growth



2015 – 1Q21
CAGR = 23.3%
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$542
$650
$760
$874
$988
$1,532
$1,630
2015
2016
2017
2018
2019
2020
1Q21

CALIFORNIA BANCORP

Dollars in millions
Data as of 12/31 for each respective year

6

Taking Share from National/Regional Banks ~$75 million in annual revenue $8 million revolving line with $3 million average outstanding $3 million equipment term loan $5 million commercial real estate loan $3 million demand deposit operating account $5 million money market accounts to hold surplus deposits Fee income driven by commercial portfolio account analysis and treasury management services Attractive Client Risk Profile and Industry Mix Product and Service Differentiation Commercial banking focused on four core industries Manufacturing and Distribution Professional Contractor Investor CRE Specialty lending groups Practice Acquisition Asset Based Lending Sponsor Finance Construction Combine capabilities of a big bank with the high service levels of a community bank Attract top talent with deep market experience to compete against and win business from large banks Professional team with a consultative delivery process Invest in systems, tools, and technology for success in niche markets Offer clients access to key decision makers Ability to execute quickly, with market leading responsiveness Our “Typical Client” Industry & Specialty Lending Focus

Experienced Management Team Served as Executive Vice President and CCO from 2007 through 2017 Previously served in various executive management positions including Executive Vice President and Senior Lending Officer for Wells Fargo’s corporate bank and President & CCO of CivicBank of Commerce John Lindstedt, SEVP & CCO Emeritus Tom M. Dorrance, SEVP Technology & Operations Previously served as a Senior Vice President and Chief Information Officer for North Bay Bancorp Has worked in financial management and commercial banking since 1992 including I.T. Manager at CivicBank of Commerce Michele Wirfel, SEVP & CBO Previously served as the Bank’s Executive Vice President & East Bay Market President Has worked in financial management and commercial banking since 1991 in various executive management positions including regional manager for CivicBank of Commerce Age: 84 Age: 57 Age: 51 Previously served as an Executive Vice President of the Bank primarily responsible for managing production since the Bank’s founding in 2007 Served for thirteen years in various executive management positions including President of CivicBank of Commerce Steven E. Shelton, President & CEO Age: 58 Years at CALB: 13 Years in Industry: 36 Years at CALB: 13 Years in Industry: 52 Years at CALB: 13 Years in Industry: 28 Years at CALB: 13 Years in Industry: 29 Veteran banker with more than 15 years banking experience in the Sacramento area Previously served as Wells Fargo Senior Vice President and Sacramento Region Manager Scott Myers SEVP & CLO Age: 49 Joined 2019 Years in Industry: 24 More than 30 years’ experience in executive finance and risk management roles, most recently serving as Chief Risk Officer for Western Alliance Bank. Previously served in various executive and director roles at Bridge Bank and its holding company Bridge Capital Holdings (BBNK), including Chief Financial Officer and Chief Strategy Officer. Thomas A. Sa, SEVP, CFO & COO Age: 57 Joined 2019 Years in Industry: 32 Previously served as Deputy Chief Credit Officer and part of senior management from 2007 to 2018 17 years of experience in various positions including lending and credit administration at Mechanics Bank Vivian Mui, SEVP & CCO Age: 40 Years at CALB: 13 Years in Industry: 19

Demonstrated Growth Track Record Successful Expansion Throughout Northern California $16 million common stock offering at $9.90 per share to fund growth in June 2014 $4 million private placement offering at $12.86 per share to payoff SBLF in May 2016 Completed acquisition of Pan Pacific Bank ($131 million in assets) in December 2015 2015 – 1Q21 Asset CAGR of 23.1% Practice Acquisition Division opened in March 2011 Dollars in millions Tangible book value per share and capital offering price adjusted for historical stock splits Data as of 12/31 for each respective year Completed $25.0 million private offering of common stock in August 2018 Holding Company formed in June 2017 Walnut Creek LPO opened in July 2017 Bank founded in March 2007 with $27.5 million in capital Completed expansion into the Sacramento Region San Jose ABL Division opened in July 2011 Launched Sponsor Finance in February 2020 Completed $20 million sub-debt offering in September 2020 Listed on the NASDAQ stock market in March 2020

Strong and Growing Core Deposit Base Deposits increased $601 million from Q1-2020 to Q1-2021 Core deposit base driven by commercial clients 95%+ of commercial relationships hold deposits at the bank Core deposits comprise 89% of total deposits Utilize remote deposit capture and commercial cash management to generate and retain deposits Treasury management division established in Q4-2019 Dollars in millions Core deposits defined as total deposits less time deposits and brokered deposits. Data as of 12/31 for each respective year 2015 – 1Q-2021 CAGR DDA: 25.5% Total Deposits: 23.3% Deposit Portfolio Highlights–3/31/21 Historical Deposit Composition Deposit Composition 0.23% 0.24% 0.35% Cost of Deposits 94% 93% 94% Core Deposit Mix 0.81% 88% 0.55% 91% 0.48% 87% 0.31% 89% 42% 44% 41% 39% 44% 46% 40%

Diversified Commercial Loan Portfolio Dollars in millions Data as of 12/31 for each respective year Reflects impact from PPP loans Excludes PPP loans Loan Portfolio Composition Operating LOC Usage Historical Loan Composition(1) 2015 – 2021Q1 CAGR C&I: 15.3% Total Loans: 21.4% 5.08% 4.88% 97% 96% 5.19% 96% 5.09% 97% 4.22% 89% Yield on Loans Loans / Deposits Gross Loan Funding vs. Net Loan Growth 4.18% 90% 40% 45% 40% 41% 30% (2) (2) (2) (3)

Commercial and CRE Loan Portfolios Well-diversified loan portfolio mitigates risk Commercial Loan Portfolio(1) CRE Loan Portfolio(1) Data as a percent of total loans, $1.5 billion Data as of 3/31/2021

Paycheck Protection Program (PPP) Detail PPP Loans (3/31/21) 806 PPP loans with balances of $353 million (24% of total loans) as of 3/31/21 compared to 632 PPP loans with balances of $306 million (22% of total loans) as of 12/31/20 437 first round PPP loans with balances of $236 million (16% of total loans) 369 second round PPP loans with balances of $117 million (8% of total loans) During the three months ended 3/31/21, $74.5 million of PPP loans were granted forgiveness by the SBA compared to $55.7 million during the three months ended 12/31/20 Through April 23, 2021, 194 PPP loans with $156.7 million of balances were in progress for forgiveness Recognized $2.2 million of PPP fees during the three months ended 3/31/21, with fees of $5.1 million remaining to be recognized at 3/31/21 Expect PPP loan funding to moderate in Q2 2021 Sector # of Loans % of PPP Loans Principal Balance % of PPP Loans % of Total Loans Services 481 60% $121.7 34% 8% Contractors 110 14% 130.7 37% 9% Retail 65 8% 27.2 8% 2% Manufacturing 39 5% 21.2 6% 1% Misc. 48 6% 13.3 4% 1% Finance 16 2% 19.3 5% 1% Wholesale 23 3% 17.0 5% 1% Real Estate 24 3% 4.1 1% 0% Total 806 100% $353.4 100% 24% Dollars in millions Services Sector Detail # of Loans % of Loans Principal Balance % of Loans % of Total Loans Prof. / Scientific 82 17% $57.9 48% 4% Dental 371 77% 46.0 38% 3% Other 28 6% 16.8 14% 1% Total 481 100% $120.7 100% 8%

COVID-19 Loan Deferral Program Detail Loan Deferral Balances Deferrals Outstanding % of Total “Core” Portfolio Sector 6/30/20 9/30/20 12/31/20 3/31/21 6/30/20 9/30/20 12/31/20 3/31/21 Dental Practice Acquisition $ 137.8 $ 0 $ 0 $ 0 15% 0% 0% 0% Dental CRE 38.0 0 0 0 4% 0% 0% 0% Dental Total 175.8 0 0 0 19% 0% 0% 0% Other owner occupied CRE 40.2 7.4 3.1 5.9 4% 0% 0% 1% Other non-owner occupied CRE 90.9 4.6 0 0 10% 0% 0% 0% Other CRE Total 131.2 11.9 3.1 5.9 14% 1% 0% 1% Contractors 0.9 0 0 0 0% 0% 0% 0% Other 16.1 0.6 0 3.5 2% 0% 0% 0% Total $ 323.9 $ 12.5 $ 3.1 $ 9.5 35% 1% 0% 1% Total number of loans on deferral increased from 1 as of December 31, 2020 to 4 as of March 31, 2021 Balances of loans on deferral increased from $3.1 million as December 31, 2020 to $9.5 million (~1% of the core loan portfolio) as of March 31, 2021 Balances of loans on deferral are down from $323.9 million (~35% of the core loan portfolio) as of June 30, 2020 Dollars in millions; “Core” loan portfolio is loans ex. PPP loans

Asset Quality Trends Net Charge-Offs (Recoveries) ($000s)1 Reserves / Loans Nonperforming Assets NCOs (Recoveries) / Avg. Loans (%)1 (1) Net charge-offs for 2020 were concentrated in Q2-2020 related to non-systemic issues 1.31% ex. PPP

Historical Profitability Trends ROAA ROATCE Efficiency Ratio Net Interest Margin

Expense Levels Are Stabilizing Operating Expenses Before Capitalized Loan Origination Costs Operating expenses before capitalized loan origination costs are stabilizing following investments in talent, product development and technology over last two years Continued strong balance sheet growth and slower expense growth are expected to drive profitability improvements Dollars in millions

Capital Ratios – Bank Only Data as of 12/31 for each respective year Closed $20.0 million subordinated debt offering to support consolidated capital ratios in 2020 TCE / TA Leverage Ratio Total Capital Ratio Tier 1 Ratio

2021 Outlook and Priorities Fully capitalize on the infrastructure put in place to generate additional balance sheet growth and realize increased operating leverage Continue growing loans as new banking talent added over past two years attracts new clients in our targeted markets, industries and asset classes Tightly manage expense levels while continuing to opportunistically add banking talent in priority areas Further enhance our treasury management platform to improve our ability to meet the needs of larger commercial clients with more complex cash management requirements Maintain strong asset quality Continue executing well, deliver a strong year of balance sheet, revenue and earnings growth, and generate a higher level of returns 4 3

Summary

Please send questions to ir@bankcbc.com Or Call 510.457.3751 CaliforniaBankofCommerce.com